Filed pursuant to Rule 497(e)

File Nos. 333-185238 and 811-22743

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

Supplement dated November 27, 2018 to the

Blackstone Alternative Multi-Strategy Fund (the “Fund”)

Prospectus, dated July 30, 2018, as supplemented

Removal of Sub-Adviser

Effective immediately, Cerebellum GP, LLC (“Cerebellum”) no longer serves as a sub-adviser to the Fund. The Fund’s assets managed by Cerebellum have been re-allocated by Blackstone Alternative Investment Advisors LLC (“BAIA”), the Fund’s investment adviser, to the Fund’s other sub-advisers or to BAIA to manage directly. Therefore, all references to Cerebellum in the Fund’s Prospectus are hereby removed.

Limitations on Illiquid Investments

Effective immediately, the following sentence on page 18 of the Prospectus in the “More on the Fund’s Investment Strategies, Investments, and Risks—Investments Strategy” section:

A portion of the Investment Funds (no more than 15% of the Fund’s net assets, taken together with any other illiquid assets held by the Fund) is expected to be “illiquid” (i.e., holdings that the Fund would not be able to sell or dispose of in the ordinary course of business within seven calendar days).

is amended and restated in its entirety as follows:

A portion of the Investment Funds (no more than 15% of the Fund’s net assets, taken together with any other illiquid assets held by the Fund) is expected to be “illiquid” (i.e., holdings that the Fund would not be able to sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment).

Model and Technology Risk

Effective immediately, the “Principal Investment Risks—Model and Technology Risk” section of the Prospectus is amended and restated in its entirety as follows, in order further address the risks of investment strategies dependent on technological systems and analysis:

Model and Technology Risk. Certain Managers use investment programs that are fundamentally dependent on proprietary or licensed technology through such Manager’s use of, among other things, certain hardware, software, model-based strategies, data gathering systems, order execution, and trade allocation systems, and/or risk management systems. These strategies and systems may not be successful on an ongoing basis, could contain errors, omissions, imperfections, or malfunctions, or could be degraded, corrupted, or compromised. In addition, a Manager’s strategies and systems may operate effectively in isolation, but may generate unintended consequences when interfacing with trading, risk, or other investment tools, models, systems, or databases. Any errors, omissions, imperfections, malfunctions, degradations, corruptions, or compromises in strategies or systems may result in, among other things, execution and allocation failures and failures to properly gather, organize, and analyze large amounts of data from third parties and other external sources. More specifically, as it is not possible or practicable for a Manager to factor all relevant, available data into quantitative model forecasts and/or trading decisions, Managers (and/or affiliated licensors of such data) will use their discretion to determine what data to gather with respect to an investment strategy and what subset of that data the models will take into account to produce forecasts that may have an impact on ultimate investment and trading decisions. Shareholders should be aware that there is no guarantee that a Manager that uses quantitative techniques will use any specific data or type of data in generating forecasts or making trading decisions on behalf of the Fund, nor is there any guarantee that the data actually utilized in generating forecasts or making trading decisions on behalf of the Fund will be (i) the most accurate data available; (ii) free from errors, corruptions, or interruptions; or (iii) delivered or accessible in a timely manner. In addition, the use by certain Managers of predictive or algorithmic models often have inherent risks because the construction of the model is dependent on historical data supplied by third parties and the success of such models depends heavily on the accuracy and reliability of the supplied historical data. All of the aforementioned risks may have a negative effect on the Fund. The profitability of many quantitative model-based strategies utilized by certain Managers are expected to decrease as the assets of the Fund allocated to such Managers and/or the assets of the other clients of such Managers (or their affiliates or competitors) increase.

In addition, the “More on the Fund’s Investment Strategies, Investments, and Risks—Principal Investment Risks—Model and Technology Risk” section of the Prospectus is amended and restated in its entirety as follows, in order to further address the risks of investment strategies dependent on technological systems and analysis:

Model and Technology Risk. Certain Managers use investment programs that are fundamentally dependent on proprietary or licensed technology through such Manager’s use of, among other things, certain hardware, software, model-based strategies, data gathering systems, order execution, and trade allocation systems, and/or risk management systems. These strategies and systems may not be successful on an ongoing basis, could contain errors, omissions, imperfections, or malfunctions, or could be degraded, corrupted, or compromised. In addition, a Manager’s strategies and systems may operate effectively in isolation, but may generate unintended consequences when interfacing with trading, risk, or other investment tools, models, systems, or databases. Any errors, omissions, imperfections, malfunctions, degradations, corruptions, or compromises in strategies or systems could affect the ability of the Manager to implement its investment program. Despite testing, monitoring and independent safeguards, these errors may result in, among other things, execution and allocation failures and failures to properly gather, organize, and analyze large amounts of data from third parties and other external sources. More specifically, as it is not possible or practicable for a Manager to factor all relevant, available data into quantitative model forecasts and/or trading decisions, Managers (and/or affiliated licensors of such data) will use their discretion to determine what data to gather with respect to an investment strategy and what subset of that data the models will take into account to produce forecasts that may have an impact on ultimate investment and trading decisions. Shareholders should be aware that there is no guarantee that a Manager that uses quantitative techniques will use any specific data or type of data in generating forecasts or making trading decisions on behalf of the Fund, nor is there any guarantee that the data actually utilized in generating forecasts or making trading decisions on behalf of the Fund will be (i) the most accurate data available; (ii) free from errors, corruptions, or interruptions; or (iii) delivered or accessible in a timely manner. In addition, the use by certain Managers of predictive or algorithmic models often have inherent risks because the construction of the model is dependent on historical data supplied by third parties and the success of such models depends heavily on the accuracy and reliability of the supplied historical data. Errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. A Manager (and/or the licensor of the models or technology) may detect certain errors that it chooses, in its sole discretion, not to address or fix. Alternatively, at times a Manager may manually override or shut down the operations of a quantitative model. This generally would be done in an effort to mitigate the damage from a deteriorating or malfunctioning model or a model that is reacting negatively to unforeseen market conditions. Such an override or intervention could result in greater losses than would be the case if there had been no intervention and/or could result in the model being overridden or inactive at a time when the model would have achieved gains for the Fund. By necessity, models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. The Fund bears the risk that the quantitative models used by a Manager will not be successful in forecasting movements in industries, sectors or companies and/or in determining the size, direction, and/or weighting of investment positions that will enable the Fund to achieve its investment objective. Quantitative model-based strategies may become outdated, and their effectiveness may decline, as market dynamics shift over time. Moreover, an increasing number of market participants may rely on models and execution techniques that are similar to those used by a Manager (or an affiliate of a Manager), which may result in a substantial number of market participants taking the same action with respect to an investment. Should one or more of these other market participants begin to divest themselves of one or more portfolio investments, the Fund could suffer losses. The profitability of many quantitative model-based strategies utilized by certain Managers are expected to decrease as the assets of the Fund allocated to such Managers and/or the assets of the other clients of such Managers (or their affiliates or competitors) increase. All of the aforementioned risks may have a negative effect on the Fund.

Shareholders should retain this Supplement for future reference.

Filed pursuant to Rule 497(e)

File Nos. 333-185238 and 811-22743

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

Supplement dated November 27, 2018 to the

Blackstone Alternative Multi-Strategy Fund (the “Fund”)

Statement of Additional Information,

dated July 30, 2018, as supplemented

Removal of Sub-Adviser

Effective immediately, Cerebellum GP, LLC (“Cerebellum”) no longer serves as a sub-adviser to the Fund. The Fund’s assets managed by Cerebellum have been re-allocated by Blackstone Alternative Investment Advisors LLC (“BAIA”), the Fund’s investment adviser, to the Fund’s other sub-advisers or to BAIA to manage directly. Therefore, all references to Cerebellum in the Fund’s Statement of Additional Information are hereby removed.

Limitations on Illiquid Investments

Effective immediately, the first paragraph in the “Additional Information on Investment Techniques of the Fund and Related Risks—Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities” section of the Statement of Additional Information is amended and restated in its entirety as follows:

The Fund may invest in illiquid securities, although the Fund’s investments in illiquid investments that are assets will be limited to a maximum of 15% of the Fund’s net assets.

Managing Potential Conflicts of Interest

Effective immediately, the first paragraph in the “Management—Potential Conflicts of Interest—Blackstone Policies and Procedures” section of the Statement of Additional Information is deleted in its entirety and replaced with the following, in order to clarify the circumstances in which the Fund may invest in Blackstone portfolio companies:

Specified policies and procedures implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across Blackstone’s various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because Blackstone has many different asset management and advisory businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight, and subject to more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal, and contractual requirements across its various businesses, Blackstone has implemented certain policies and procedures (e.g., information walls) that may reduce the positive synergies that the Fund expects to utilize for purposes of finding attractive investments. For example, the Adviser generally will be restricted from investing in issuers with respect to which any investment advisor in the Blackstone Hedge Fund Solutions group has received material non-public information. Also, the Adviser generally will be restricted from investing in Blackstone portfolio companies, although the Fund has invested, and may in the future invest, in securities of Blackstone portfolio companies, subject to compliance with applicable laws and regulations. These restrictions generally will not apply to Sub-Advisers.

In addition, the second paragraph in the “Management—Potential Conflicts of Interest—Other Activities of Blackstone, the Adviser, the Sub-Advisers, and their Affiliates” section of the Statement of Additional Information is amended and restated in its entirety as follows, in order to clarify the possible investment limitations that may result from other investment activities of a Manager and its affiliates:

The activities in which a Manager and its affiliates are involved may limit or preclude the Fund’s flexibility to participate in certain investments. For example: (i) the Manager could be forced to sell or hold existing investments, or be precluded from making new investments, as a result of a relationship that Blackstone may have or investments that Blackstone and its affiliates may make; or (ii) the Fund may elect to, or be required to, waive voting rights, delegate voting rights to a third party, or vote in the manner determined by the majority of the applicable voting class. In addition, a Manager may determine not to invest the Fund’s assets in an Investment Fund, or may withdraw all or a portion of an existing Fund investment in an Investment Fund, subject to applicable law, in order to address adverse regulatory implications that would arise under the 1940 Act for the Fund and the Manager’s other clients. To the extent that the adverse regulatory implications are attributable to the Fund’s investment, a Manager may cause the Fund to withdraw prior to its other clients. In addition, the activities in which a Manager or its affiliates are involved may limit or preclude the flexibility that the Funds may otherwise have to participate in investments.

Shareholders should retain this Supplement for future reference.